Exhibit 1.1

FIBERSTARS, INC.

                   Shares of Common Stock
(Par Value $.0001 Per Share)

UNDERWRITING AGREEMENT

San Francisco, California

[                      , 2005]

Merriman Curhan Ford & Co.

WR Hambrecht + Co, LLC

Pacific Growth Equities, Inc.

c/o Merriman Curhan Ford & Co.

600 California Street, 9th Floor
San Francisco, CA 94108

Dear Sirs:

Fiberstars, Inc., a California corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule A hereto (the “Underwriters”), pursuant to this underwriting agreement (the ”Agreement”), an aggregate of [                  (                )] shares (the “Company Firm Shares”) of common stock of the Company, par value $.0001 per share (“Common Stock”); and the shareholders of the Company named in Schedule B hereto (collectively, the “Selling Shareholders”) severally propose to sell to the several Underwriters an aggregate of [                                 (                )] shares of Common Stock (the “Selling Stockholder Firm Shares”) (with each Selling Stockholder selling the number of shares of Common Stock set forth opposite such Selling Stockholder’s name in Schedule B).  In addition, the Company has granted to the Underwriters the option referred to in Section 3(d) hereof to purchase an aggregate of not more than an additional [                      (              )] shares of Common Stock (the “Company Option Shares”), and the Selling Stockholders have severally granted to the Underwriters the option referred to in Section 3(d) hereof to purchase an aggregate of not more than an additional [                    (                  )] shares of Common Stock (the “Selling Stockholder Option Shares”) (with each Selling Stockholder selling up to the number of shares of Common Stock set forth opposite such Selling Stockholder’s name in Schedule B), in each case for the purpose of covering over-allotments, if requested by the Underwriters in accordance with Section 3(d) hereof.  It is understood that the Underwriters propose to offer the “Shares” (as hereinafter defined) to be purchased hereunder to the public upon the terms and conditions set forth in the “Registration Statement” (as defined below) after the “Effective Date” (as defined below) of the Registration Statement.  As used in this Agreement, (a) the term “Firm Shares”

shall mean the Company Firm Shares and the Selling Stockholders Firm Shares, to be issued (in the case of the Company Firm Shares) and sold to the Underwriters at the “First Closing Date” (as defined in Section 3(b) below); (b) the term “Option Shares” shall mean any of the additional up to [                 (                )] shares of Common Stock, consisting of the Company Option Shares and the Selling Stockholder Option Shares, as are purchased pursuant to the option referred to in Section 3(c) hereof; and (c) the term “Shares” shall mean the Firm Shares and the Option Shares collectively.

The Company and each of the Selling Stockholders hereby confirm their respective agreements with the Underwriters as follows:

1.                                       Representations and Warranties of the Company.  The Company hereby represents and warrants to, and agrees with, the Underwriters that, as of the Effective Date, the First Closing Date and each Option Closing Date (as defined below):

(a)                                  The eligibility requirements for use of a registration statement on Form S-3 have been satisfied, or pursuant to discussions between the Company and the staff of the Securities and Exchange Commission (the “Commission”), duly waived by the Commission, with respect to the Company the transactions contemplated herein and in the Registration Statement.  A Registration Statement on Form S-3 (File No. 333-128421) relating to the offering of the Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated pursuant to the Act, and said Registration Statement has been filed with the Commission under the Act.  One or more amendments to said Registration Statement has or have, as the case may be, been similarly prepared and filed with the Commission covering the registration of the Shares under the Act including the related preliminary prospectus or preliminary prospectuses (each being hereinafter referred to as a “Preliminary Prospectus” as further defined below), each of which has been furnished to the Underwriters.  Each Preliminary Prospectus was endorsed with the legend required by Item 501(b) of Regulation S-K and, if applicable, Rule 430A of the Rules and Regulations.  As used in this Agreement and unless the context indicates otherwise, the term “Registration Statement” refers to and means said Registration Statement, including any documents incorporated or deemed to be by reference therein, all exhibits, financial statements and schedules and the Prospectus included therein, as finally amended and revised on or prior to the Effective Date (as defined below) and, in the event of any post-effective amendment thereto or if any Rule 462(b) Registration Statement becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be.  The term “Registration Statement” shall also include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.  The term “Effective Date” shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or becomes effective.  The term “Preliminary Prospectus” refers to and means a preliminary prospectus filed with the Commission and included in said Registration Statement before the Effective Date and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information; the term “Rule 430A Information” shall mean information with respect to the Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A; and, the term

“Prospectus” refers to and means the prospectus relating to Shares that is first filed pursuant to Rule 424(b) or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Shares included in the Registration Statement at the Effective Date.  If the Registration Statement is amended or such Prospectus is supplemented after the Effective Date and prior to the Option Closing Date, then the terms “Registration Statement” and “Prospectus” shall include such documents as so amended or supplemented.  Each Preliminary Prospectus and the Prospectus was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Shares.  Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective and at all subsequent times, complied and will comply in all material respects with the Securities Exchange Act of 1934, as amended (the “1934 Act”) and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  Each Preliminary Prospectus, as of its date, and the Prospectus, as amended or supplemented, as of its date and at all subsequent times through the 30th day after the date hereof, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Representative expressly for use therein.  The terms used herein shall have the same meaning as in the Prospectus unless the context hereof otherwise requires.

(b)                                 Neither the Commission nor any state regulatory authority has issued an order preventing or suspending the use of any Preliminary Prospectus nor has the Commission or any such authority instituted or, to the Knowledge of the Company (as defined below), threatened to institute any proceedings with respect to such an order.  When representations or warranties in this Agreement are qualified to the “Knowledge of the Company,” they are given by the Company to the extent of and qualified in all respects by the facts known to any of the executive officers or directors of the Company or any of the key employees of the Company identified under the caption “Management” of the Prospectus, with an obligation of reasonable inquiry on the part of such officers, directors and such key employees, prior to the date such representations or warranties are made.

(c)                                  The Registration Statement (as of the Effective Date), any Rule 462(b) Registration Statement (and any post-effective amendment thereto) and the Prospectus (and any amendments or supplements thereto) when filed with the Commission, and such documents as of the First Closing Date and the Option Closing Date (as each is defined below), complied or will comply in all material respects to the applicable requirements of the Act and the Rules and Regulations.

(d)                                 The Company has delivered to the Underwriters one complete conformed copy of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and Preliminary

Prospectuses and the Prospectus, as amended or supplemented, in such quantities and at such places as the Underwriters have reasonably requested.

(e)                                  The Company has not distributed and will not distribute, prior to the later of the Option Closing Date and the completion of the Underwriters’ distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than a Preliminary Prospectus, the Prospectus or the Registration Statement.

(f)                                    This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(g)                                 The Company has been duly incorporated and is now, and at the First Closing Date (as defined below) and each Option Closing Date (as defined below) will be, validly existing and in good standing as a corporation under the laws of the State of California, and has full corporate power and authority (i) to own or lease, as the case may be, its properties, whether tangible or intangible, and conduct its business as presently conducted and as described in the Prospectus (the ”Business”) and (ii) to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby and thereby.  The Company has no subsidiaries other than those subsidiaries set forth on Schedule 1(d) (each, a “Subsidiary” and collectively, the “Subsidiaries”).  Each of the Subsidiaries has been duly incorporated and is now, and at the Closing Dates (as defined below) will be, validly existing and in good standing as a corporation or other legal entity under the laws of its respective jurisdiction as set forth on Schedule 1(d).  Unless the context otherwise requires, all references to the “Company” in this Agreement shall include the Subsidiaries.  Each of the Subsidiaries has full power and authority, corporate and other, necessary to own or lease, as the case may be, and operate its properties, whether tangible or intangible, and to conduct its business as described in the Prospectus.  Each of the Company and each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of the business transacted by it or the character or location of its properties, in each case taken as a whole, makes such qualification necessary, except where the failure to so qualify could not have a material adverse effect upon the condition (financial or otherwise), results of operations, income, shareholders’ equity, net worth, business, assets, properties or prospects of the Company and the Subsidiaries, taken as a whole (a “Material Adverse Effect”).  Except as set forth on Schedule 1(d), the Company owns all of the issued and outstanding shares of capital stock or other equity and ownership and/or voting interests of each of the Subsidiaries, free and clear of any security interests, liens, encumbrances, claims and charges, and all of such shares or other interests have been duly authorized and validly issued and are fully paid and non-assessable.  There are no options or warrants for the purchase of, or other rights to purchase or acquire, or outstanding securities convertible into or exchangeable for, any capital stock or other securities or interests of the Subsidiaries.  Other than the Subsidiaries, the Company has no equity interests in any entity.  Each of the Company and each Subsidiary holds all permits, licenses, certifications, registrations, approvals, consents, orders, franchises and other authorizations (collectively, “Permits”) from state, federal, foreign or other regulatory authorities necessary for the conduct of its Business and is in compliance with all laws and regulations and all orders and decrees applicable to it or to such business, except where the failure to hold such Permits or comply with such laws, regulations, orders or decrees could not result in a Material Adverse Effect, and there are no proceedings pending or, to the Knowledge of the Company, threatened, seeking to cancel, terminate or limit such Permits.

(h)                                 The financial statements of the Company, including the schedules and related notes, filed with the Commission as part of the Registration Statement and included in the Prospectus, are correct in all material respects and present fairly the consolidated financial position of the Company as of and at the respective dates thereof and the results of operations and cash flows of the Company for the respective periods indicated therein and comply as to form in all material respects with the applicable accounting requirements included in Regulations S-K and S-X, as well as any other applicable Rules and Regulations.  Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as otherwise stated in the Registration Statement and the Prospectus, and all adjustments necessary for a fair presentation of results for such periods have been made.  The selected consolidated financial data set forth in the Registration Statement and the Prospectus present fairly the information shown therein at the respective dates thereof and for the respective periods covered thereby and have been presented on a basis consistent with that of the audited and unaudited financial statements included in the Registration Statement and the Prospectus.  No other financial statements or supporting schedules are required to be included in the Registration Statement.

(i)                                     The accounting firm of Grant Thornton LLP, which has audited certain of the financial statements filed and to be filed with the Commission as part of the Registration Statement and Prospectus, are registered independent public accountants with the Public Company Accounting Oversight Board as required by the Act, 1934 Act and the Rules and Regulations.  Except as described in the Prospectus and as pre-approved in accordance with the requirements set forth in Section 10A of the 1934 Act, Grant Thornton LLP has not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the 1934 Act).

(j)                                     Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and the Company’s latest financial statements filed with the Commission as a part thereof, and except as described in the Registration Statement and the Prospectus, (i) neither the Company nor any Subsidiary has incurred any material liability or obligation, direct or contingent, or entered into any material transactions whether or not incurred in the ordinary course of business; (ii) neither the Company nor any Subsidiary has sustained any material loss or interference with its business from fire, storm, explosion, flood or other casualty (whether or not such loss is insured against), or from any labor dispute or court or governmental action, order or decree; (iii) there have not been, and through and including the First Closing Date, there will not be, any changes in the capital stock or any material increases in the long-term debt or other securities of the Company; (iv) the Company has not paid or declared any dividend or other distribution on its Common Stock or its other securities or redeemed or repurchased any of its Common Stock or other securities, and (v) no change, event, development or circumstance has occurred which could result in a Material Adverse Effect.

(k)                                  No Permits of or filing with any government or governmental instrumentality, agency, body or court, except as have been obtained or made under the Act, the “blue sky” or securities laws of any state or the rules of the National Association of Securities Dealers, Inc. (“NASD”) (including approval of underwriting compensation) or in connection with the listing of the Common Stock on the Nasdaq National Market (“NASDAQ”), are required (i) for the valid authorization, issuance, sale and delivery of the Firm Shares and the Option Shares to the Underwriters pursuant to this Agreement, and (ii) the consummation by the Company of the transactions contemplated by this Agreement.

(l)                                     Except as disclosed in the Registration Statement and Prospectus, there is neither pending nor, to the Knowledge of the Company, threatened, against the Company or any Subsidiary any claim, action, suit, or proceeding at law or in equity, arbitration, investigation or inquiry to which the Company or any of its respective officers, key employees, directors or 5% or greater securityholders is a party and involving the Company’s or any Subsidiaries’ properties or businesses, before or by any court, arbitration tribunal or governmental instrumentality, agency, or body.

(m)                               There is no contract or other document which is required by the Act or by the Rules and Regulations to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which has not been so described or filed as required and each contract or document which has been described in the Registration Statement and Prospectus has been described accurately and presents fairly the information required to be described and each such contract or document which is filed as an exhibit to the Registration Statement is and shall be in full force and effect at the Closing Date or shall have been terminated in accordance with its terms or as set forth in the Registration Statement and Prospectus, and no party to any such contract has given notice to the Company or any Subsidiary of the cancellation of or, to the Knowledge of the Company, shall have threatened to cancel, any such contract, and except as described in the Registration Statement and Prospectus, the Company is not in default thereunder.  Except as described in the Prospectus, there is no voting or other stockholder agreement between the Company and any of its stockholders or, to the Knowledge of the Company, between or by and among any stockholders of the Company.  There are and, as of the Closing Date, there will be, no loans to the Company from any officers, directors, securityholders or consultants, or any affiliates thereof.

(n)                                 The Company and the Subsidiaries do not own any real property.  Each of the Company and the Subsidiaries has good title to all of its personal property (tangible and intangible) and assets reflected as owned in the financial statements referred to in Section 1(g) above, including any licenses, trademarks and copyrights, described in the Registration Statement and Prospectus as owned by it, free and clear of all security interests, liens, charges, mortgages, encumbrances and restrictions other than such security interests, liens, charges, mortgages, encumbrances and restrictions that do not materially affect the value of such property or materially interfere with the use made or proposed to be made of such property by the Company or its subsidiaries.  The leases, subleases and licenses under which the Company or a Subsidiary is entitled to lease, hold or use any real or personal property, are valid and enforceable by the Company and the Subsidiaries, all rentals, royalties or other payments accruing thereunder which became due prior to the date of this Agreement have been duly paid and none of the Company, any Subsidiary, or, to the Knowledge of the Company, any other party, is in default in respect of any of the terms or provisions of any such leases, subleases and licenses and no claim of any sort has been asserted by anyone against the Company or any Subsidiary under any such leases, subleases or licenses affecting or questioning the rights of the Company or any Subsidiary to the continued use or enjoyment of the rights and property covered thereby. Neither the Company nor any Subsidiary has received notice of any violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties.  Each of the Company and each Subsidiary owns or leases all such properties as are necessary to its operations as now conducted and as proposed to be conducted as set forth in the Registration Statement and Prospectus.

(o)                                 Each of the Company and each Subsidiary has filed with the appropriate federal, state and local governmental agencies, and all appropriate foreign countries and political subdivisions thereof, all tax returns, including franchise tax returns, which are required to be filed by it or has duly obtained extensions of time for the filing thereof and has paid all taxes required to be paid by it as shown on such returns and all other assessments against it, to the extent that the same have become due and are not being contested in good faith; and the provisions for income taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement and Prospectus are sufficient for all accrued and unpaid foreign and domestic taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements.  None of the Company nor any Subsidiary has executed or filed with any taxing authority, foreign or domestic, any agreement extending the period for assessment or collection of any income taxes and, to the Knowledge of the Company, is not a party to any pending action or proceeding by any foreign or domestic governmental agency for assessment or collection of taxes; and no claims for assessment or collection of taxes have been asserted in writing against the Company.  The Company is not aware of any material tax deficiency that has been or might be asserted or threatened against the Company or its Subsidiaries.

(p)                                 Each of the Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but no limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes, general liability and directors and officers liability. The Company has no reason to believe that it or any Subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted without incurring a material additional cost to the Company.  Neither of the Company nor any Subsidiary has been denied any insurance coverage which it has sought or for which it has applied.  To the Knowledge of the Company, there are no facts or circumstances which would require it or a Subsidiary to notify its insurers of any claim of which notice has not been made or will not be made in a timely manner.  To the Knowledge of the Company, there are no facts or circumstances under any of its or any Subsidiary’s existing insurance policies which would relieve any insurer of its obligation to satisfy in full any existing valid claim of the Company or a Subsidiary under any such policies.

(q)                                 Each of the Company and the Subsidiaries owns or otherwise possesses adequate, enforceable and unrestricted rights to intellectual property that is used or proposed to be used in the conduct of the Business, as described under the caption “Business” in the Registration Statement and Prospectus, including all trademarks, service marks, trade names and copyrights, trade secrets, know-how, confidential information, designs, works of authorship, computer programs and technical data, proprietary information, inventions and the like (collectively, the “Intangibles”).  Except as otherwise described in the Registration Statement and Prospectus, (i) each of the Company and each Subsidiary is the beneficial and record owner of all right, title and interest in, to and under the Intangibles, free and clear of all liens, security interests, charges, encumbrances or other adverse claims and has the right to use the Intangibles without payment to a third party; (ii) to the Knowledge of the Company, none of the Company nor any Subsidiary has infringed nor is infringing upon the intellectual property rights of others, (iii) none of the Company nor any Subsidiary has received any notice that it has or may have infringed or is infringing upon the intellectual property rights of others; (iv) there is no pending or, to the Knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company’s or any Subsidiary’s rights in or to, or the validity or scope of, any such Intangibles, nor, to the Knowledge of the Company, do there exist any facts which would form a reasonable basis for any such claim; (v) there is no pending or, to the Knowledge of the Company, threatened action, suit, proceeding or claim by others alleging that the Company or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, nor, to the Knowledge of the Company, does there exist any other fact which would form a reasonable basis for any such claim except where the Company or any Subsidiary has requested and obtained a non-infringement or right-to-use opinion from its intellectual property counsel; (vi) to the Knowledge of the Company, no others have infringed upon the Intangibles of the Company or any Subsidiary, and (vii) none of the Company or any Subsidiary is obligated or under any liability whatsoever to make any payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, intellectual property rights not owned or controlled by the Company or such Subsidiary or in connection with the conduct of the Business.  Each of the Company and the Subsidiaries has taken reasonable security measures to protect the secrecy, confidentiality and value of all its Intangibles in all material respects.

(r)                                    Except as described in the Registration Statement and Prospectus, neither the Company nor any officer, director or any other affiliate of the Company (as such term is defined in Rule 405 promulgated under the Rules and Regulations) has incurred any liability for or entered into any agreement providing for a finder’s fee or similar fee in connection with the transactions contemplated by this Agreement.

(s)                                  No officer or director of the Company, or any affiliate (as such term is defined in Rule 405 promulgated under the Rules and Regulations) of any such officer or director, has taken, and each officer or director has agreed that he will not take, directly or indirectly, any action designed to constitute or which has constituted or which might cause or result in the stabilization or manipulation of the price of any security of the Company or other violation under Regulation M promulgated under the 1934 Act or otherwise, to facilitate the sale or resale of the Shares.

(t)                                    Except as disclosed in the Registration Statement and Prospectus under the caption “Certain Relationships and Related Party Transactions,” no person related to the Company as described in Item 404(a) of Regulation S-K promulgated under the Act has or has had during the past three (3) fiscal years of the Company, either directly or indirectly, (i) a material interest in any person or entity which (A) furnishes or sells products which are furnished or sold or are proposed to be furnished or sold by the Company or any Subsidiary, or (B) purchases from or sells or furnishes to the Company or any Subsidiary any goods or services, or (ii) a beneficial interest in any contract or agreement to which the Company or any Subsidiary is a party or by which it may be bound or affected. There are no existing agreements, arrangements, or transactions, between or among the Company or any Subsidiary and any officer, director of the Company or any Subsidiary which are required to be described in the Registration Statement and Prospectus under the caption “Certain Relationships and Related Party Transactions” and which are not so described.

(u)                                 The minute books of the Company have been provided to the Underwriters through Wilson Sonsini Goodrich & Rosati, P.C., counsel for the Underwriters (“Underwriters’ Counsel”) and contain accurate summaries of all meetings and actions of the directors, all committees of the Board of Directors and stockholders of the Company since January 1, 2002, and reflect all transactions referred to in such minutes accurately in all material respects.

(v)                                 The Company had at the date or dates indicated in the Registration Statement and Prospectus a duly authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectus.  Based on the assumptions stated in the Registration Statement and the Prospectus, the Company will have on the Closing Date the as-adjusted stock capitalization set forth therein.  Except as set forth in the Registration Statement or the Prospectus, on the Effective Date and on the Closing Date, there will be no options to purchase, warrants or other rights to subscribe for, or any securities or obligations convertible into, or any contracts or commitments or preemptive rights or rights of first refusal to issue or sell shares of the Company’s or any Subsidiary’s capital stock or any such warrants, convertible securities or obligations.  Except as set forth in the Registration Statement or the Prospectus, no holder of any of the Company’s securities has any rights, “demand,” “piggyback” or otherwise, to have such securities registered under the Act, and all holders with any such rights have agreed not to exercise such rights with respect to the Registration Statement.  The Company has the right under the terms of its agreements with the holders of its securities to exclude from the Registration Statement (by amendment or otherwise) any securities held by such holders.

(w)                               The Shares and the other securities of the Company conform to all descriptions and statements in relation thereto in the Registration Statement and Prospectus; the outstanding shares of Common Stock of the Company, including the Selling Stockholder Firm Shares and the Selling Stockholder Option Shares, have been duly authorized and validly issued and are fully paid and non-assessable; the outstanding options and warrants to purchase Common Stock have been duly authorized and validly issued and constitute the valid and binding obligations of the Company, and none of such outstanding shares of Common Stock or outstanding warrants or options to purchase Common Stock were issued in violation of the pre-emptive rights, rights of first refusal or similar rights to subscribe for or purchase securities of the Company of any stockholder of the Company. The offers and sales of the outstanding

Common Stock and outstanding options and warrants to purchase Common Stock since January 1, 2002 were at all relevant times either registered under the Act and the applicable state securities or “blue sky” laws or exempt from such registration requirements.  None of the offers and sales of the outstanding Common Stock or outstanding options or warrants to purchase Common Stock are required to be integrated (within the meaning of the Act) with the offered sale of the Shares.

(x)                                   The issuance and sale of the Shares to be purchased by the Underwriters from the Company have been duly authorized and, upon delivery against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and non-assessable.  The Shares will not be subject to pre-emptive rights of any securityholder of the Company.

(y)                                 Each officer and director of the Company, each Selling Stockholder and each beneficial owner of five percent (5%) or more of any of the outstanding issued share capital of the Company has agreed to sign an agreement substantially in the form attached hereto as Exhibit A (the “Lock-up Agreements”).  The Company has provided to Underwriters’ Counsel true, accurate and complete copies of all of the Lock-up Agreements presently in effect or effected hereby.

(z)                                   Neither the Company, nor any Subsidiary or any agent of the Company or any Subsidiary, acting on behalf of the Company, has at any time (i) made any contributions to any candidate for political office in violation of law, or failed to disclose fully any such contributions in violation of law, (ii) made any payment to any state, Federal or foreign governmental officer or official, or any other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law or (iii) made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation and under circumstances requiring the disclosure of such payment, receipt or retention of funds in the Registration Statement and Prospectus.  The Company’s and the Subsidiaries’ internal accounting controls and procedures are sufficient to cause the Company and the Subsidiaries to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

(aa)                            The Company is not an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.  After giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Registration Statement and Prospectus, the Company will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(bb)                          Except as disclosed in Current Reports on Form 8-K filed by the Company, no unregistered securities of the Company have been sold by the Company within the two (2) years prior to the date hereof.

(cc)                            The confidentiality agreements between the Company or the Subsidiaries and their officers, employees and consultants are binding and enforceable obligations upon the other parties thereto in accordance with their terms, except to the extent enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors’ rights generally and to the extent that the remedy of specific performance and injunction or other forms of equitable relief may be subject to equitable defenses and the discretion of the court before which any proceeding therefor may be brought.

(dd)                          Except as set forth in the Registration Statement and Prospectus or on Schedule 1(ff) annexed hereto, none of the Company or any Subsidiary has employee benefit plans (including, without limitation, profit sharing and welfare benefit plans) or deferred compensation arrangements that are subject to the provisions of the Employee Retirement Income Security Act of 1974.  The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company or any Subsidiary are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations.  None of the Company or any Subsidiary has incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

(ee)                            The Company has filed a registration statement on Form 8-A with respect to its Common Stock under Section 12(g) of the 1934 Act and such registration statement has been declared effective by the Commission.  The Shares are listed on the NASDAQ.  The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act or delisting the Common Stock from the NASDAQ, nor has the Company received any notification that the Commission or NASDAQ is contemplating terminating such registration or listing.

(ff)                                None of the Company nor any Subsidiary is involved in any material labor disputes with any of its employees and, to the Knowledge of the Company, no employee has threatened the commencement of any labor disputes with the Company or any Subsidiary, nor has the Company or any Subsidiary received any notice of any bankruptcy, labor disturbance or other event affecting any of its principal suppliers or customers that could have a Material Adverse Effect.  Each of the Company and each Subsidiary is in compliance in all material respects with all federal, state, local, and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours that are applicable to them.  None of the Company nor any Subsidiary has received notice of any pending investigations involving the Company or any Subsidiary, by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local, or foreign laws and regulations.  There is no unfair labor practice charge or complaint against the Company or any Subsidiary pending before the National Labor Relations Board or, to the Knowledge of the Company, any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company or any Subsidiary and none has ever occurred.  No collective bargaining representation question exists respecting the employees of the Company or any Subsidiary, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company or any Subsidiary.  None of the Company nor any Subsidiary has received notice that any grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company or any Subsidiary.  No material labor dispute with the employees of the Company or any Subsidiary exists or to, the Knowledge of the Company, is imminent.

(gg)                          The Company has provided to Underwriters’ Counsel, complete and accurate copies of all agreements, certificates, correspondence and other items, documents and information requested by such counsel, including in such counsel’s due diligence memorandum dated August 19, 2005.

(hh)                          The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv)  existing assets are verified at reasonable intervals and appropriate action is taken with respect to any discrepancies.

(ii)                                  The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the 1934 Act), which (i) are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within those entities; (ii) provide for the periodic evaluation of the effectiveness of such disclosure controls and procedures as of a date within 90 days prior to the filing of the Company’s most recent annual or quarterly report with the Commission; and (iii) are effective in all material respects to perform the functions for which they were established.

(jj)                                  Based on the evaluation of its disclosure controls and procedures, the Company is not aware of (i) any significant deficiency in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

(kk)                            Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no changes that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses.

(ll)                                  There is and has been, and on the Closing Date there will be, no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(mm)                      Except as set forth in the Registration Statement and Prospectus (exclusive of any supplement thereto), the Company (A) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants applicable to its Business (“Environmental Laws”), except where any non-compliance would not have a Material Adverse Effect, (B) has received and is in compliance with all Permits required under applicable Environmental Laws to conduct its Business, except where any non-compliance would not have a Material Adverse Effect, and (C) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants.  The Company has not received notice and otherwise has no Knowledge that it has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

(nn)                          In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Permit, any related constraints on operating activities and any potential liabilities to third parties).  On the basis of such review and the amount of its established reserves, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, result in a material expenditure by the Company or any Subsidiary.

(oo)                          The Company is subject to the reporting requirements of the Act and 1934 Act and has filed all reports and statements required under the Act and 1934 Act on a timely basis, and each report and statement was true and complete in all material respects when filed and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(pp)                          The Company’s Board of Directors has validly appointed an audit committee, each of whose members are independent as specified in Section 10A(m)(3) of the 1934 Act and the rules and regulations thereunder as well as any additional requirements imposed by the listing requirements of the NASDAQ.  Such audit committee has adopted the procedures required by Section 10A(m)(4) of the 1934 Act and the rules and regulations thereunder.

(qq)                          To the Company’s knowledge, after reasonable investigation under the circumstances, there are no affiliations or associations between any member of the NASD and any Company officer, director or holder of five percent (5%) or more of the Company’s securities, except as set forth in the Registration Statement and the Prospectus.

(rr)                                There are no material off-balance sheet arrangements (as defined in Item 303 of Regulation S-K) that have or are reasonably likely to have a current or future effect on the Company’s financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.

(ss)                            Any certificate signed by an officer of the Company in his capacity as such and delivered to the Underwriters or Underwriters’ Counsel pursuant to this Agreement shall be deemed a representation and warranty by the Company to the Underwriters as to the matters set forth in such certificate.

2.                                       Representations and Warranties of the Selling Stockholders.

Each Selling Stockholder represents and warrants to, and agrees with, the Underwriters that, as of the Effective Date, the First Closing Date and each Option Closing Date (as defined below):

(i)                                     This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(ii)                                  Each of the (i) Custody Agreement signed by such Selling Stockholder and [      ], as custodian (the “Custodian”), relating to the deposit of the Shares to be sold by such Selling Stockholder (the “Custody Agreement”) and (ii) Power of Attorney appointing certain individuals named therein as such Selling Stockholder’s attorneys-in-fact (each, an “Attorney-in-Fact”) to the extent set forth therein relating to the transactions contemplated hereby and by the Prospectus (the “Power of Attorney”), of such Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.  Each Selling Stockholder agrees that the Shares to be sold by such Selling Stockholder on deposit with the Custodian is subject to the interests of the Underwriters, that the arrangements made for such custody are to that extent irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement, by any act of the Selling Stockholder, by operation of law, by death or incapacity of such Selling Stockholder or by the occurrence of any other event.  If such Selling Stockholder should die or become incapacitated, or in any other event should occur, before the delivery of the Shares to be sold by such Selling Stockholder hereunder, the documents evidencing the Shares to be sold by such Selling Stockholder then on deposit with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

(iii)                               Such Selling Stockholder is the lawful owner of the Shares to be sold by such Selling Stockholder hereunder and upon sale and delivery of, and payment for, such Shares, as provided herein, such Selling Stockholder will convey good and marketable title to such Shares, free and clear of all liens, encumbrances, equities and claims whatsoever.

(iv)                              Such Selling Stockholder has, and on each Closing Date will have, good and valid title to all of the Company Shares which may be sold by such Selling Stockholder pursuant to this Agreement on such date and the legal right and power, and all authorizations and approvals required by law and under its charter or by-laws, to enter into this Agreement and its Custody Agreement and Power of Attorney, to sell, transfer and deliver all of the Shares which may be sold by such Selling Stockholder pursuant to this Agreement and to comply with its other obligations hereunder and thereunder.

(v)                                 No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters and such other approvals as have been obtained.

(vi)                              Neither the sale of the Securities being sold by such Selling Stockholder nor the consummation of any other of the transactions herein contemplated by such Selling Stockholder or the fulfillment of the terms hereof by such Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the terms of any indenture or other agreement or instrument to which such Selling Stockholder is party or bound, any judgment, order or decree applicable to such Selling Stockholder or any court or regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder.

(vii)                           Such Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement.

(viii)                        Such Selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling Stockholders to the Underwriters pursuant to this Agreement; and such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

(ix)                                All information furnished by or on behalf of such Selling Stockholder in writing expressly for use in the Registration Statement and Prospectus is, and on each Closing Date will be, true, correct, and complete in all material respects, and does not, and on each Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.  Such Selling Stockholder confirms as accurate the number of shares of Company Shares set forth opposite such Selling Stockholder’s name in the Prospectus under the caption “Principal and Selling Stockholders” (both prior to and after giving effect to the sale of the Shares).

(x)                                   Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

(xi)                                There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the sale by the Selling Stockholders of the Shares.

(xii)                             The Selling Stockholders have not distributed and will not distribute, prior to the later of the Option Closing Date and the completion of the Underwriters’ distribution of the Shares, any offering material in connection with the offering and sale of the Shares by such Selling Stockholder other than a Preliminary Prospectus, the Prospectus or the Registration Statement.

(b)                                 In addition to the representations and warranties of the Selling Stockholders set forth in Section 2(a) above, David Ruckert (the “Company Selling Stockholder”) represents and warrants to, and agrees with, the Underwriters that, as of the Effective Date, the First Closing Date and each Option Closing Date (as defined below):

(i)                                     The Company Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in Section 1 hereof are not true and correct, and is familiar with the Registration Statement and the Prospectus.  The Company Selling Stockholder has no knowledge of any untrue statement of a material fact or omission of a material fact required to be stated in the Registration Statement or necessary to make the statements therein not misleading.  The Company Selling Stockholder has no knowledge of an untrue statement of material fact or omission of a material fact necessary to be stated in the Prospectus in order to make the statements therein, in light of the circumstances in which they were made, not misleading.  The Company Selling Stockholder is not prompted to sell the Shares to be sold by the Company Selling Stockholder by any information concerning the Company which is not set forth in the Registration Statement or the Prospectus.

(c)                                  Any certificate signed by or on behalf of any Selling Stockholder and delivered to the Underwriter or to Underwriters’ Counsel shall be deemed to be a representation and warranty by such Selling Stockholder to each Underwriter as to the matters covered thereby.

3.                                       Purchase, Delivery and Sale of the Shares.

(a)                                  Upon the terms herein set forth, (i) the Company agrees to issue and sell to the several Underwriters the Company Firm Shares and (ii) the Selling Stockholders agree to sell to the several Underwriters the Selling Stockholder Firm Shares, each Selling Stockholder selling the number of Selling Stockholder Firm Shares set forth opposite such Selling Stockholder’s name on Schedule B.  On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company and the Selling Stockholders the respective number of Firm Shares set forth opposite their names on Schedule A.

The purchase price per Firm Share to be paid by the several Underwriters to the Company and the Selling Stockholders shall be $[      ] per share.

Payment for the Firm Shares to be sold by the Company shall be made at the First Closing Date (and, if applicable, at the Option Closing Date) by wire transfer of immediately available funds to the order of the Company.  Payment for the Firm Shares to be sold by the Selling Stockholders shall be made at the First Closing Date (and, if applicable, at the Option Closing Date) by wire transfer of immediately available funds to the order of the Custodian.

(b)                                 Delivery of the Firm Shares to be purchased by the Underwriters and payment therefor shall be made by the Company and the Underwriters at 6:00 a.m. San Francisco time, at the offices of Pillsbury Winthrop Shaw Pittman LLP (or at such other place as may be agreed upon among the Underwriters and the Company), (i) on the third (3rd) full business day following the date of this Agreement, (ii) if this Agreement is executed and delivered after 1:30 P.M., San Francisco time, the fourth (4th) full business day following the date of this Agreement or (iii) at such other time and date not later than seven (7) full business days following the first day that Shares are traded as the Underwriters and the Company may determine (or at such time and date to which payment and delivery shall have been postponed pursuant to Section 3 hereof), such time and date of payment and delivery being herein called the “First Closing Date;” provided, however, that if the Company has not made available to the Underwriters copies of the Prospectus within the time provided in this Agreement, the Underwriters may, in their sole discretion, postpone the Closing Date until no later than two (2) full business days following delivery of copies of the Prospectus to the Underwriters.

(c)                                  The Company and the Selling Stockholders shall deliver, or cause to be delivered a credit representing the Firm Shares to an account or accounts at The Depository Trust Company to the accounts of the Underwriters at the First Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor.  The Company and the Selling Stockholders shall also deliver, or cause to be delivered a credit representing the Option Shares to an account or accounts at The Depository Trust Company to the accounts of the Underwriters, at the First Closing Date or the Option Closing Date, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor.  Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.  Not later than 12:00 noon on the second business day following the date the Shares are released by the Underwriters for sale to the public, the Company shall deliver or cause to be delivered copies of the Prospectus in such quantities and at such places as the Underwriters shall request.

(d)                                 Subject to the terms and conditions of this Agreement, and on the basis of the representations, warranties and agreements contained herein, for the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Shares as described in the Registration Statement and Prospectus, the Underwriters are hereby granted an option to purchase all or any part of the Option Shares from the Company and the Selling Stockholders.  The purchase price to be paid per share for the Option Shares will be the same price as the price per Firm Share set forth in Section 3(a) hereof.  The option granted hereby may be exercised by notice from the Underwriters to the Company and the Selling Stockholders in accordance with

Section 3(e) hereof solely by the Underwriters as to all or any part of the Option Shares at any time within thirty (30) days after the Effective Date.  The Underwriters will not be under any obligation to purchase any Option Shares prior to the exercise by the Underwriters of such option in accordance with Section 3(e) hereof.

(e)                                  The option granted pursuant to Section 3(d) may be exercised by Merriman Curhan Ford & Co. by giving oral notice to the Company and the Selling Stockholders, which must be confirmed by a letter or facsimile setting forth the number of Option Shares to be purchased by the Underwriter, the date and time for delivery of and payment for the Option Shares to be purchased and stating that the Option Shares referred to therein are to be used for the sole purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares by the Underwriter.  If such notice is given prior to the First Closing Date, the date set forth therein for such delivery and payment will be the First Closing Date.  If such notice is given on or after the First Closing Date, the date set forth therein for such delivery and payment will not be earlier than two (2) full business days thereafter.  In either event, the date so set forth will not be more than fifteen (15) full business days after the date of such notice.  The date and time set forth in such notice is herein called the “Option Closing Date.”  Upon exercise of such option, through the Underwriters’ delivery of the aforementioned notice, the Company and the Selling Stockholders will become obligated to convey to the Underwriters, and, subject to the terms and conditions set forth in this Section 3(e) hereof, the Underwriters will become obligated to purchase, the number of Option Shares specified in such notice.  If any Option Shares are to be purchased, (i) each Underwriter agrees, severally and not jointly, to purchase the number of Option Shares (subject to such adjustments to eliminate fractional shares as the Underwriters may determine) that bears the same proportion to the total number of Option Shares to be purchased as the number of Firm Shares set forth on Schedule A opposite the name of such Underwriter bears to the total number of Firm Shares and (ii) the Company and each Selling Stockholder agrees, severally and not jointly, to sell the number of Option Shares (subject to such adjustments to eliminate fractional shares as the Underwriters may determine) that bears the same proportion to the total number of Option Shares to be sold as the number of Option Shares set forth in Schedule B opposite the name of such Selling Stockholder (or, in the case of the Company, as the number of Option Shares to be sold by the Company as set forth in the paragraph “Introductory” of this Agreement) bears to the total number of Option Shares.  The Underwriters may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company and the Selling Stockholders.

(f)                                    Payment for any Option Shares purchased will be made to the Company and the Selling Stockholders by wire transfer in immediately-available funds to the order of the Company and the Custodian, respectively, against delivery of the Option Shares purchased by the Underwriter at the offices of Pillsbury Winthrop Shaw Pittman LLP (or at such other location as the Underwriters, the Company and the Selling Stockholders may agree).

(g)                                 Unless the Shares are to be delivered by a “fast” transfer, the Company and the Selling Stockholders will make the certificates for the Shares to be purchased by the Underwriters hereunder available to the Underwriters for inspection, checking and packaging at the office of the Company’s transfer agent or correspondent in [                ], not less than one (1) full business day prior to the First Closing Date and the Option Closing Date, as the case may be (both of which are collectively referred to herein as the “Closing Dates”).  The certificates representing the Shares shall be in such names and denominations as the Underwriters may request at least two (2) full business days prior to the respective Closing Dates.  In the event that the Underwriters determine to utilize DTC, the parties will use their best efforts to make the offering of the Shares “DTC eligible” and to comply with the procedures thereof.

4.                                       Public Offering by the Underwriters.  The Underwriters agree to cause the Shares to be offered to the public initially at the price and under the terms set forth in the Registration Statement and Prospectus as soon, on or after the effective date of this Agreement, as the Underwriters deem advisable, but no more than five (5) full business days after such effective date.  The Company is advised by the Underwriters that the Shares are to be offered to the public initially at $                           a share (the “Public Offering Price”).

5.                                       Agreements of the Company.  The Company covenants and agrees with the Underwriters that:

(a)                                  If the Registration Statement has not been declared effective prior to the time of execution of this Agreement, the Company will use its best efforts to cause the Registration Statement to become effective as promptly as possible, or, if the procedure in Rule 430A of the Act is followed, to prepare and timely file with the Commission under Rule 424(b) under the Act a Prospectus in a form approved by the Underwriters containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Act, and will not at any time, whether before or after the Effective Date, file any amendment or supplement to the Registration Statement, (i) which shall not have been previously submitted to, and approved by, the Underwriters or the Underwriters’ Counsel within a reasonable time prior to the filing thereof, (ii) to which the Underwriters or the Underwriters’ Counsel shall have reasonably objected as not being in compliance with the Act or the Rules and Regulations or (iii) which is not in compliance with the Act or the Rules and Regulations.  If the Company elects to rely on Rule 462(b) under the Act, the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) under the Act prior to the time confirmations are sent or given, as specified by Rule 462(b)(2) under the Act, and shall pay the applicable fees in accordance with Rule 111 under the Act.

(b)                                 The Company will notify the Underwriters, promptly after it shall have received notice of the effectiveness of the Registration Statement or any amendment or supplement thereto, of the receipt of any comments of the Commission with respect thereto, and of the time when the Registration Statement or any post-effective amendment thereto has become effective or any supplement to the Prospectus has been filed.

(c)                                  The Company will advise the Underwriters promptly of any request of the Commission for an amendment or supplement to the Registration Statement or the Prospectus, or for any additional information, or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or of any judgment, order, injunction or decree preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the institution of any proceedings for any of such purposes, of which it has Knowledge, and will use its best efforts to prevent the issuance of any stop order, and, if issued, to obtain as promptly as possible the lifting thereof.

(d)                                 If at any time when a Prospectus relating to the Shares is required, in the opinion of Underwriters’ Counsel, to be delivered under the Act by the Underwriters (the “Prospectus Delivery Period”), any event shall have occurred as a result of which, in the reasonable opinion of counsel for the Company or the Underwriters’ Counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Underwriters promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act, each such amendment or supplement to be reasonably satisfactory to the Underwriters’ Counsel, and the Company will furnish to the Underwriters copies of such amendment or supplement as soon as available and in such quantities as the Underwriters may reasonably request.

(e)                                  Within the Prospectus Delivery Period, or pursuant to the undertakings of the Company in the Registration Statement, the Company, at its own expense, will comply in all material respects with all requirements imposed upon it by the Act, the Rules and Regulations, the 1934 Act and the rules and regulations of the Commission promulgated under the 1934 Act, each as now or hereafter amended or supplemented, and by any order of the Commission so far as necessary to permit the continuance of sales of, or dealings in, the Shares.

(f)                                    The Company will furnish to the Underwriters, without charge, a signed copy of the Registration Statement and of any amendment or supplement thereto which has been filed prior to the date of this Agreement, together with two (2) copies of each exhibit filed therewith, and three (3) conformed copies of such Registration Statement and as many amendments thereto (unsigned and exclusive of exhibits) as the Underwriters may reasonably request.  The signed copies of the Registration Statement so furnished to the Underwriters will include signed copies of any and all consents and reports of the independent public auditors as to the financial statements included in the Registration Statement and Prospectus, and signed copies of any and all consents and certificates of any other person whose profession gives authority to statements made by them and who are named in the Registration Statement or Prospectus as having prepared, certified or reviewed any parts thereof.

(g)                                 The Company will deliver to the Underwriters, without charge, (i) prior to the Effective Date, copies of each Preliminary Prospectus filed with the Commission bearing in red ink the statement required by Item 501 of Regulation S-K of the Rules and Regulations; (ii) on and from time to time after the Effective Date, copies of the Prospectus; and (iii) as soon as they are available, and from time to time thereafter, copies of each amended or supplemented Prospectus, and the number of copies to be delivered in each such case will be such as the Underwriters may reasonably request. The Company has consented and hereby consents to the use of each Preliminary Prospectus for the purposes permitted by the Act and the Rules and Regulations.  The Company authorizes the Underwriters to use the Prospectus in connection with the sale of the Shares during the Prospectus Delivery Period.  Notwithstanding the foregoing, the Underwriters shall not use any Preliminary Prospectus or the Prospectus if the Company has given the Underwriters written notice of the occurrence, or imminently potential occurrence, of any development that could cause such Preliminary Prospectus or Prospectus, as the case may be, to include an untrue statement of a material fact or to omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances, not misleading.

(h)                                 The Company will take such action to qualify the Shares for offer and sale under the securities or “blue sky” laws of such jurisdictions as the Underwriters shall reasonably request.

(i)                                     During the period commencing on the date hereof and ending [90 days] from the First Closing Date (the “Lock-Up Period”), the Company shall not (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, without the prior written consent of Merriman Curhan Ford & Co. (such consent not to be unreasonably withheld) and the prior consent of a majority of the Company’s independent directors.

The foregoing paragraph shall not apply to issuances of securities pursuant to the Company’s 1988 Stock Option Plan, as amended, 1994 Stock Option Plan, as amended, 1994 Employee Stock Purchase Plan, as amended and 1994 Directors’ Stock Option Plan, as amended.  The Company agrees that if (a) during the last 18 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions set forth herein shall continue to apply until the expiration of the 19-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless Merriman Curhan Ford & Co. waives, in writing, such extension.

(j)                                     As soon as practicable, but in any event not later than forty five (45) days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement is deemed to occur pursuant to Rule 158(c), the Company will make generally available to its security holders (within the meaning of Section 11 (a) of the Act) an earnings statement of the Company meeting the requirements of Rule 158(a) under the Act covering a period of at least twelve (12) months beginning after the Effective Date, and advise the Underwriters that such statement has been so made available.

(k)                                  The Company will apply the net proceeds (“Proceeds”) it realizes from the sale of the Shares in the manner set forth under the caption “Use of Proceeds” in the Prospectus.

(l)                                     During the course of the distribution of the Shares, the Company will not and the Company will cause its officers and directors not to take, directly or indirectly, any action designed to or which might, in the future, cause or result in stabilization or manipulation of the price of the Shares.  During the Prospectus Delivery Period, the Company will not issue press releases or engage in any other publicity without the Underwriters’ prior written consent, which consent shall not be unreasonably withheld.

(m)                               The Company will use its best efforts, at its cost and expense, to take all necessary and appropriate action to list the Shares on the NASDAQ and maintain such listing for as long as the Shares are so qualified.

(n)                                 On the Closing Dates, all transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares will have been fully paid by the Company and all laws imposing such taxes, if any, will have been fully complied with.

(o)                                 Subsequent to the dates as of which information is given in the Registration Statement and Prospectus and prior to the Closing Dates, except as disclosed in or contemplated by the Registration Statement and Prospectus, (i) the Company will not have incurred any liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business; (ii) there shall not have been any change in the capital stock, funded debt (other than regular repayments of principal and interest on existing indebtedness) or other securities of the Company (except as contemplated in the Registration Statement), or any Material Adverse Effect; and (iii) the Company shall not have paid or declared any dividend or other distribution on its Common Stock or its other securities or redeemed or repurchased any of its Common Stock or other securities.

6.                                       Covenants of the Selling Stockholders.  Each Selling Stockholder further covenants and agrees with each Underwriter:

(a)                                  Such Selling Stockholder will not, during the Lock-Up Period or any extension thereof, make a disposition of Common Stock (as defined in Exhibit A hereto) now owned or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition, otherwise than (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) to the Underwriters pursuant to the Underwriting Agreement, or (iv) in transactions relating to shares of Common Stock acquired by the undersigned in open market transactions after the completion of the public offering of the Shares.  The foregoing restriction has been expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a disposition of Securities during the Lock-Up Period or any extension thereof, even if such Securities would be disposed of by someone other than such holder.  Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities.  Furthermore, such person has also agreed and consented to the entry of stop transfer instructions with the

Company’s transfer agent against the transfer of the Securities held by such person except in compliance with this restriction.

(b)                                 To deliver to the Underwriters prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person) or Form W-9 (if the Selling Stockholder is a United States Person).

(c)                                  If, at any time prior to the date on which the distribution of the Common Stock as contemplated herein and in the Prospectus has been completed, as determined by the Underwriters, such Selling Stockholder has knowledge of the occurrence of any event as a result of which the Prospectus or the Registration Statement, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, such Selling Stockholder will promptly notify the Company and the Underwriters.

7.                                       Indemnity and Contribution by the Company, the Selling Stockholders and the Underwriters.

(a)                                  The Company shall indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the 1934 Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which the Underwriters or any such controlling person may incur insofar as such loss, expense, liability, damage or claim arises out of or, is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or the Prospectus (the term Prospectus for the purpose of this Section 7 being deemed to include any Preliminary Prospectus, the Prospectus and any Prospectus supplements, in each case as amended or supplemented by the Company), (ii) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction (domestic or foreign) in order to qualify the Shares under the securities or “blue sky” laws thereof or filed with the Commission or any securities association or securities exchange (each an “Application”), (iii) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, Prospectus or Application or necessary to make the statements made therein not misleading; except to the extent that any such loss, expense, liability, damage or claim arises out of or is based upon any such untrue statement or omission of a material fact contained in and in conformity with information furnished in writing by or on behalf of the Underwriters to the Company and the Selling Stockholders expressly for use in such Registration Statement or such Prospectus.

(b)                                 Each Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Act or Section 20 of the 1934 Act and each Underwriter and any person who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the 1934 Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state a material fact required to be stated in any such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, but only with reference to information relating to such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendments or supplements thereto; and provided, however, that the aggregate liability of each Selling Stockholder under this Section 7 shall not exceed an amount equal to the Public Offering Price of the Shares sold by such Selling Stockholder, less the aggregate underwriting discounts and commissions applicable to such Shares, as set forth on the front cover page of the Prospectus.

(c)                                  Each of the Underwriters shall, severally and not jointly, indemnify, defend and hold harmless the Company, the Company’s directors, officers, employees and agents, each person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the 1934 Act and the Selling Stockholders from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or the Prospectus in reliance upon and in conformity with information furnished in writing by such Underwriter to the Company and the Selling Stockholders expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or the Prospectus, as specified in the last sentence of this Section 7(c), or (ii) any omission to state a material fact regarding such Underwriter required to be stated in such Registration Statement or the Prospectus or necessary to make such statement not misleading.  The obligation of each of the Underwriters to indemnify the Company (including any director, officer, employee, agent or control person thereof) and the Selling Stockholders shall only relate to any untrue statement or omission which applies to the Underwriter.  The Company, the Selling Stockholders and the Underwriters acknowledge that the information set forth (x) on the cover page of the Prospectus concerning the Underwriters, relating to the delivery of the Shares and (y) under the caption “Underwriting” in the Prospectus with respect to passive market and stabilization activities by the Underwriter constitute the only information furnished by or on behalf of the Underwriters to the Company and the Selling Stockholders for purposes of this Section 7.

(d)                                 Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify in writing each party against whom indemnification is to be sought of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not (i) relieve the indemnifying party from any liability which it may have under this Section 7 to the extent that it did not otherwise learn of such action and such failure does not materially prejudice the indemnifying party as a result thereof and (ii) in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder).  The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party.  The indemnifying party may participate in the defense of such action at its own expense, and to the extent it may elect, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, the indemnifying party may assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party.  Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed satisfactory counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the fees and expenses of one counsel selected by all of the indemnified parties to represent them all (in addition to one local counsel selected by all of the indemnified parties to represent them all in each applicable jurisdiction) shall be borne by the indemnifying parties.  No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could have been sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless (x) such settlement, compromise or consent (I) includes an unconditional release of the indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (II) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of the indemnified party and (y) the indemnifying party reaffirms its indemnification obligations pursuant to this Agreement.

(e)                                  If the indemnification provided for in this Section 7 is unavailable to an indemnified party under subsections (a), (b) or (c) of this Section 7 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total proceeds (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholders from the Shares sold under this Agreement, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Shares under this Agreement, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, the Selling Stockholders or by the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

(f)                                    The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to Section 7(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 7(e)(i) and, if applicable Section 7(e)(ii), above.  Notwithstanding the provisions of this Section 7, (i) none of the Underwriters shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by the Underwriters and, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations in Section 7(e) shall be several in proportion to their respective underwriting obligations and not joint.

8.                                       Survival of Agreements, etc.  All statements contained in any certificate delivered by or on behalf of the parties in connection with this Agreement shall be deemed to be representations and warranties hereunder.  Notwithstanding any investigations made by or on behalf of the parties to this Agreement, all representations, warranties, indemnities and agreements made by the parties to this Agreement or pursuant hereto shall remain in full force and effect and will survive delivery of and the payment for the Shares.  The provisions of Sections 7, 8, 13 and 19 shall survive the termination or cancellation of this Agreement.

9.                                       Conditions of Underwriters’ Obligations.  The obligations of the several Underwriters to purchase and pay for the Shares as provided herein on the First Closing Date and, with respect to the Option Shares, the Option Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders set forth in Section 1 and Section 2 hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Option Shares, as of the Option Closing Date as though then made, to the timely performance by the Company and the Selling Stockholders of their respective covenants and other obligations hereunder, and to each of the following additional conditions:

(a)                                  The Registration Statement shall have become effective prior to the execution of this Agreement, or at such later date as shall be consented to in writing by the Underwriters; and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the Knowledge of the Company, any Selling Shareholder or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of Underwriters’ Counsel; and the NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements. No amendment to the Registration Statement, any Preliminary Prospectus or the Prospectus to which the Underwriters or the Underwriters’ Counsel shall have reasonably objected, after having received reasonable notice of a proposal to file the same, shall have been filed.

(b)                                 All corporate proceedings and other legal matters in connection with this Agreement, the form of Registration Statement and the Prospectus, and the registration, authorization, issue, sale and delivery of the Shares, shall have been reasonably satisfactory to Underwriters’ Counsel, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this Section.

(c)                                  Subsequent to the execution and delivery of this Agreement and prior to the First Closing Date, and on the Option Closing Date, as the case may be,

(i)                                     there shall not have been any Material Adverse Effect which, in your sole judgment, is material and adverse and that makes it, in your sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus; and

(ii)                                  there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company’s securities by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Act.

(d)                                 At the First Closing Date and on the Option Closing Date, as the case may be, the Underwriters shall have received from Pillsbury Winthrop Shaw Pittman LLP, counsel for the Company (“Company Counsel”), a signed opinion dated as of such Closing Date, reasonably satisfactory to the Underwriters’ Counsel, in the form and substance of Exhibit B annexed hereto.

(e)                                  At the First Closing Date and on the Option Closing Date, as the case may be, the Underwriters shall have received from [                    ], patent and trademark counsel for the Company (“IP Company Counsel”), a signed opinion dated as of such Closing Date, reasonably satisfactory to the Underwriters’ Counsel, in the form and substance of Exhibit C annexed hereto.

(f)                                    At the First Closing Date, and on the Option Closing Date, as the case may be, the Underwriters shall have received from [                          ], counsel for the Selling Stockholders (“Selling Stockholders Counsel”), a signed opinion dated as of such Closing Date, reasonably satisfactory to the Underwriters’ Counsel, in the form and substance of Exhibit D annexed hereto.

(g)                                 At the First Closing Date, and on the Option Closing Date, as the case may be, the Company and the Selling Stockholders shall have received from Underwriters’ Counsel a signed opinion dated as of such Closing Date, reasonably satisfactory to the Underwriters’ Counsel, in the form and substance of Exhibit E annexed hereto.

(h)                                 The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Grant Thornton LLC, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than two business days before the Closing Date.

(i)                                     The Underwriters shall have received on the First Closing Date, and on the Option Closing Date, as the case may be, a certificate of the Company, dated the First Closing Date or the Option Closing Date, as the case may be, signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that, and you shall be satisfied that:

(i)                                     The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the First Closing Date or the Option Closing Date, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the First Closing Date or the Option Closing Date, as the case may be;

(ii)                                  No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act;

(iii)                               When the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained all material information required to be included therein by the Act or the 1934 Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Act or the 1934 Act and the applicable rules and regulations of the Commission thereunder, as the case may be, the Registration Statement and the Prospectus, and any amendments or supplements thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; and

(iv)                              Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been (a) any Material Adverse Effect, (b) any transaction that is material to the Company and its subsidiaries considered as a whole, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and its subsidiaries considered as a whole, incurred by the Company or its subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or any of its subsidiaries that is material to the Company and its subsidiaries considered as a whole, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its subsidiaries, or (f) any loss or damage (whether or not insured) to the property of the Company or any of its subsidiaries which has been sustained or will have been sustained which has a Material Adverse Effect.

(j)                                     The Company shall have obtained and delivered to the Underwriters an agreement substantially in the form of Exhibit A attached hereto from each officer and director of the Company and each Selling Shareholder.  All of the certificates representing the Shares shall have been tendered for delivery in accordance with the terms and provisions of this Agreement.

(k)                                  On each of the First Closing Date, and on the Option Closing Date, as the case may be, the Underwriters shall receive a written certificate executed by the Attorney-in-Fact of each Selling Stockholder, dated as of such Closing Date, to the effect that:

(i)                                     the representations, warranties and covenants of such Selling Stockholder set forth in Section 1 or Section 2 of this Agreement are true and correct with the same force and effect as though expressly made by such Selling Stockholder on and as of such Closing Date; and

(ii)                                  such Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date except for any conditions expressly waived in writing by the Underwriters.

(l)                                     At least three business days prior to the date hereof, the Company and the Selling Stockholders shall have furnished for review by the Underwriters copies of the Powers of Attorney and Custody Agreements executed by each of the Selling Stockholders and such further information, certificates and documents as the Underwriters may reasonably request.

(m)                               The Shares shall be listed on the NASDAQ, subject only to official notice of issuance.

(n)                                 The Company shall have complied with the provisions of this Agreement with respect to the furnishing of Prospectuses.

(o)                                 On or before each of the First Closing Date and the Option Closing Date, as the case may be, the Underwriters and Underwriters’ Counsel shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 9 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Underwriters by notice to the Company and the Selling Stockholders at any time on or prior to the First Closing Date and, with respect to the Option Shares, at any time prior to the Option Closing Date, which termination shall be without liability on the part of any party to any other party, except for the expenses described in Section 12 of this Agreement.

10.                                 Default of One or More of the Underwriters.  If, on the First Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Common Stock which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Firm Shares set forth opposite their respective names on Schedule A bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs exceeds 10% of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to the Company and the other Underwriters for the purchase of such Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any non-defaulting Underwriter or the Company, except that the provisions of Section 7, Section 8, Section 13 and Section 19 shall at all times be effective and shall survive such termination.  In any such case either the Underwriters or the Company shall have the right to postpone the First Closing Date or the Option Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

As used in this Agreement, the term “Underwriter” shall be deemed to include any person substituted for a defaulting Underwriter under this Section 10.  Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

11.                                 Effective Date.  This Agreement will become effective upon the later of when (i) the Underwriters and the Company shall have received notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement.

12.                                 Termination.

The Underwriters shall have the right by written notice to the Company (which may be delivered electronically through email or facsimile) to terminate this Agreement at any time prior to the First Closing Date or the obligations of the Underwriters to purchase the Option Shares at any time prior to the Option Closing Date, as the case may be, if (i) the Company shall have failed or refused to fully perform or comply with any of the provisions of this Agreement on its part to be performed and complied with by it prior to the applicable Closing Date, (ii) any of the conditions of Underwriters’ obligations as set forth in Section 9 herein shall not have been satisfied on or prior to the First Closing Date or the Option Closing Date, as the case may be; (iii) trading in securities generally on the New York Stock Exchange, the AMEX, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, will have been suspended; (iv) minimum or maximum prices will have been established on such exchanges by the Commission or the NASD; (v) a general banking moratorium will have been declared either by federal or New York, Delaware or California state authorities; (vi) any other restrictions on transactions in securities materially affecting the free market for securities or the payment for such securities or adversely affecting the distribution of the Firm Shares or the Option Shares, as the case may be, will be established by either of such exchanges, by the Commission, by any other federal or state agency, by action of the Congress or by Executive Order; (vii) the Company will have sustained a material loss, whether or not insured, by reason of fire, flood, accident or other calamity of such character as in the sole judgment of Merriman Curhan Ford & Co. may interfere materially with the conduct of the Business and operations of the Company or make it impracticable to proceed with the offering, sale and delivery of the Firm Shares or the Option Shares, as the case may be, on the terms contemplated by the Prospectus; (viii) any action has been taken by the government of the United States or any department or agency thereof which, in the sole judgment of Merriman Curhan Ford & Co., has had a material adverse effect upon the general market for securities and has made it impracticable to proceed with the offering, sale and delivery of the Firm Shares or the Option Shares, as the case may be, on the terms set forth in the Prospectus; (ix) there shall have occurred the outbreak of any war or any other event or calamity, including without limitation as a result of terrorist activities, which, in the sole judgment of Merriman Curhan Ford & Co., materially disrupts the financial markets of the United States and makes it impracticable to proceed with the offering, sale and delivery of the Firm Shares or the Option Shares, as the case may be, on the terms set forth in the Prospectus; (x) the general market for securities or political, legal or financial conditions should deteriorate so materially from that in effect on the date of this Agreement that, in the sole judgment of Merriman Curhan Ford & Co., it becomes impracticable for the Underwriters to commence or proceed with the public offering of the Shares and with the payment for or acceptance thereof; (xi) if trading of any securities of the Company shall have been suspended, halted or delisted on any exchange or in any over-the-counter market or by the Commission; or (xii) any change that could result in a Material Adverse Effect shall have occurred in the sole judgment of Merriman Curhan Ford & Co., since the date as of which information is given in the Registration Statement and the Prospectus.  Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Sections 7, 8, 13 and 19 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

13.                                 Expenses.

(a)                                  Whether or not the offering of the Shares is consummated, the Company and the Selling Stockholders, jointly and severally, in such proportions as they may agree upon among themselves, will pay all costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders hereunder, including without limiting the generality of the foregoing, (i) the preparation, printing, filing with the Commission, and copying of the Registration Statement, each Preliminary Prospectus, Prospectus, this Agreement and other underwriting documents, if any, and any drafts, amendments or supplements thereto, including the cost of all copies thereof supplied to the Underwriters in such quantities as reasonably requested by the Underwriters and the costs of mailing Prospectuses to offerees and purchasers of the Shares; (ii) the printing, engraving, issuance and delivery of certificates representing the Shares, including any transfer or other taxes payable thereon; (iii) the reasonable fees, expenses and other costs related to the registration or qualification of the Shares under state securities or “blue sky” laws, in accordance with the provisions of Section 13(c) below; (iv) the reasonable fees, costs and disbursements of Underwriters’ Counsel in connection with the review and analysis of certain “blue sky” matters related to the offering; (v) all reasonable fees and expenses of the Company’s Counsel and accountants; (vi) all NASD filing fees, costs and expenses incurred in connection with the offering and all fees and disbursements of Underwriters’ Counsel in connection with obtaining clearance of the offering with the NASD; (vii) all costs and expenses of any listing of the Shares on the Nasdaq National Market or any other stock exchange or over-the-counter market, or in Standard and Poor’s Corporation Reports or any other securities manuals; (viii) all costs and expenses of four (4) bound volumes provided to the Underwriters and Underwriters’ Counsel of all documents, paper exhibits, correspondence and records forming the materials included in the offering; (ix) the cost of “tombstone” advertisements to be placed in one or more daily or weekly periodicals as the Underwriter may request; (x) travel expenses of the Company in connection with the “road show” presentations; and (xi) all other costs and expenses incident to the performance of the Company’s and Selling Stockholders obligations hereunder which are not otherwise specifically provided for in this Section 13(a).  The obligations of the Company under this subsection (a) shall survive any termination or cancellation of this Agreement.

The Selling Stockholders further agree with each Underwriter to pay (directly or by reimbursement) all fees and expenses incident to the performance of their obligations under this Agreement which are not otherwise specifically provided for herein, including but not limited to (i) fees and expenses of Selling Stockholders’ Counsel and other advisors for such Selling Stockholders, (ii) fees and expenses of the Custodian and (iii) expenses and taxes incident to the sale and delivery of the Common Stock to be sold by such Selling Stockholders to the Underwriters hereunder (which taxes, if any, may be deducted by the Custodian under the provisions of Section 3 of this Agreement).

This Section 13 shall not affect or modify any separate, valid agreement relating to the allocation of payment of expenses between the Company, on the one hand, and the Selling Stockholders, on the other hand.

(b)                                 The Underwriters shall determine in which states or jurisdictions the Shares shall be registered or qualified for sale.

14.                                 Notices.  Any notice hereunder shall be in writing, unless otherwise expressly provided herein, and if to the respective persons indicated, will be sufficient if mailed by certified mail, return receipt requested, postage prepaid, delivered by national overnight courier service or hand delivered, addressed as respectively indicated or to such other address as will be indicated by a written notice similarly given, to the following persons:

(a)                                  If to the Underwriters - addressed to each of Merriman Curhan Ford & Co.; 600 California Street, 9th Floor, San Francisco, CA 94108, Attn: Craig Sultan, Managing Director, W.R. Hambrecht; 539 Bryant Street, Suite 100, San Francisco, CA 94107, Attn: [                , Chairman], and Pacific Growth Equities, One Bush Street, Suite 1700, San Francisco, CA 94104, Attn: Gary Vollen, Managing Director, and with a copy to Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, CA 94304, Attention: Donna Petkanics, Esq. and Jose Macias, Esq.; provided, however, that such copy to Wilson Sonsini Goodrich & Rosati shall not constitute notice delivered to the Underwriters.

(b)                                 If to the Company - addressed to Fiberstars, Inc., 44259 Nobel Drive, Fremont, California 94538, Attention: John Davenport, Chief Executive Officer, with a copy to Pillsbury Winthrop Shaw Pittman LLP, 2475 Hanover Street, Fremont, California 94304, Attention: Richard Bebb, Esq.; provided, however, that such copy to Pillsbury Winthrop Shaw Pittman LLP shall not constitute notice delivered to the Company.

(c)                                  If to the Selling Stockholders - addressed to [                                ], with a copy to [                                    ] provided, however, that such copy to [                          ] shall not constitute notice delivered to the Selling Stockholders.

Notice shall be deemed delivered upon receipt.

15.                                 Successors.  This Agreement will inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Stockholders and their respective successors and assigns.  Nothing expressed or mentioned in this Agreement is intended, or will be construed, to give any person, corporation or other entity other than the controlling persons, directors, officers, employees and agents referred to in Section 7 hereof (to the extent provided for in Section 7), and their respective successors and assigns, any legal or equitable right, remedy, or claim under or in respect to this Agreement or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other persons. Notwithstanding anything contained herein to the contrary, no purchaser of any of the Shares from the Underwriters will be deemed a successor or assign solely because of such purchase.

16.                                 Finders and Holders of First Refusal Rights.

(a)                                  The Company and the Selling Stockholders hereby represent and warrant to the Underwriters that it has not paid any compensation for services as a finder in connection with any prior financing of the Company during the twelve-month period immediately preceding the date hereof and that no person is entitled, directly or indirectly, to compensation for services as a finder in connection with the proposed transactions.  The Company and Selling Stockholders further represent and warrant that no person holds a right of first refusal or similar right in connection with the proposed offering which has not been waived, and the Company and the Selling Stockholders hereby agree to indemnify and hold harmless the Underwriters, their officers, directors, agents and each person, if any, who controls such Underwriters within the meaning of Section 15 of the Act, from and against any loss, liability, claim, damage or expense whatsoever arising out of a claim by an alleged finder or alleged holder of a right of first refusal or similar right in connection with the proposed offering, insofar as such loss, liability, claim, damage or expense arises out of any action or alleged action of the Company, as the case may be.

(b)                                 Each of the Underwriters hereby represents and warrants to the Company and the Selling Stockholders that no person is entitled, directly or indirectly, to compensation for services as a finder in connection with the proposed transactions contemplated by this Agreement; and the Underwriters hereby agrees to indemnify and hold harmless, severally and not jointly, the Company, its officers, directors and agents, and the Selling Stockholders, from and against any loss, liability, claim, damage or expense whatsoever arising out of a claim by an alleged finder in connection with the proposed offering, insofar as such loss, liability, claim, damage or expense arises out of any action or alleged action of the Underwriters.

17.                                 Applicable Law.  This Agreement shall be a deemed to be a contract made under the laws of the State of California and for all purposes shall be governed by and construed in accordance with the laws of said State applicable to contracts made and to be performed entirely within such State.  Each of the Company, the Selling Stockholders and the Underwriters (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in California State Supreme Court, County of San Francisco, or in the United States District Court for the Northern District of California, (ii) waives any objection which the Company the Selling Stockholders or the Underwriters, as the case may be, may have now or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the California State Supreme Court, County of San Francisco and the United States District Court for the Northern District of California in any such suit, action or procedure. Each of the Company, the Selling Stockholders and the Underwriters further agrees to accept and acknowledge service of any and all process which may be served in any suit, action or proceeding in the California State Supreme Court, County of San Francisco and the United States District Court for the Northern District of California, and agrees that service of process upon the Company, the Selling Stockholders or the Underwriters, as the case may be, mailed by certified mail to such party’s address as set forth in Section 14 hereof shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding. In the event of litigation between the parties arising hereunder, the prevailing party shall be entitled to costs and reasonable attorney’s fees.

18.                                 Failure of One or More of the Selling Stockholders to Sell and Deliver Common Stock.  If one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters the Shares to be sold and delivered by such Selling Stockholders at the First Closing Date pursuant to this Agreement, then the Underwriters may at their option, by written notice from the Underwriters to the Company and the Selling Stockholders, either (i) terminate this Agreement without any liability on the part of any Underwriter or, except as provided in Sections 7, 8, 13 and 19 hereof, the Company or the Selling Stockholders, or (ii) purchase the shares which the Company and other Selling Stockholders have agreed to sell and deliver in accordance with the terms hereof.  If one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters the Shares to be sold and delivered by such Selling Stockholders pursuant to this Agreement at the First Closing Date or the Option Closing Date, then the Underwriters shall have the right, by written notice from the Underwriters to the Company and the Selling Stockholders, to postpone the First Closing Date or the Option Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

19.                                 No Fiduciary Duty.  The Company and the Selling Stockholders hereby acknowledge that (a) the Underwriters are acting as principal and not as an agent or fiduciary of the Company and (b) their engagement of the Underwriters in connection with the Offering is as independent contractors and not in any other capacity.  Furthermore, each of the Company and the Selling Stockholders agree that they are solely responsible for making their own judgments in connection with the Offering (irrespective of whether the Underwriters have advised or is currently advising the Company or the Selling Stockholders on related or other matters).

20.                                 Headings.  The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

21.                                 Counterparts.  This Agreement may be executed in any number of counterparts which, taken together, shall constitute one and the same instrument.

22.                                 Entire Agreement.  This Agreement sets forth the entire agreement and understanding between the Underwriters, the Company and the Selling Stockholders with respect to the subject matter hereof, and supersedes all prior agreements, arrangements and understandings, written or oral, between them.

23.                                 Terminology.  All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders and the singular shall include the plural, and vice versa.

[SIGNATURE PAGE FOLLOWS]

If the foregoing correctly sets forth our understanding, please indicate the Underwriters’ acceptance thereof, as of the day and year first above written, in the spaces provided below for that purpose, whereupon this letter with the Underwriters’ acceptance shall constitute a binding agreement among us.

Very truly yours,
FIBERSTARS, INC.

By:
Name: John Davenport
Title: Chief Executive Officer

The Selling Stockholders
named in Schedule B hereto,
acting severally

By:
Attorney-in-Fact

Confirmed and accepted on the
day and year first above written.

THE UNDERWRITERS:

MERRIMAN CURHAN FORD & CO.
W.R. HAMBRECHT + CO, LLC
PACIFIC GROWTH EQUITIES, INC.

Acting severally on behalf
of themselves and the Underwriters
named in Schedule A hereto.

By: MERRIMAN CURHAN FORD & CO.

By:
Name:
Title:

EXHIBIT A

(Lock-Up Letter Agreement)

                                     , 2005

Merriman Curhan Ford & Co.

WR Hambrecht & Co.

Pacific Growth Equities, Inc.

  c/o Merriman Curhan Ford & Co.

600 California Street, 9th Floor
San Francisco, CA 94108

Re: Lock-Up Agreement (the “Agreement”)

Ladies and Gentlemen:

The undersigned is an owner of record or beneficially of certain shares of common stock, $0.0001 par value per share (the “Common Stock”), of Fiberstars, Inc., a California corporation (the “Company”), or securities convertible into or exchangeable or exercisable for Common Stock.  The undersigned understands that Merriman Curhan Ford & Co., proposes to enter into an underwriting agreement with the Company and certain selling stockholders of the Company (the “Underwriting Agreement”) providing for a public offering of the Common Stock of the Company by the several underwriters, including Merriman Curhan Ford & Co. (the “Underwriters”) pursuant to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission (the “Public Offering”).  The undersigned recognizes that the Public Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations.  The undersigned acknowledges the Underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Public Offering and in entering into underwriting arrangements with the Company with respect to the Public Offering.

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Merriman Curhan Ford & Co. on behalf of the Underwriters (which consent may be withheld in its sole discretion), it will not, during the period (the “Restricted Period”) commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.  The foregoing sentence shall not apply to the exercise of options or warrants or the conversion of a security outstanding on the date of the Prospectus and which is described in the Company’s registration statement on Form S-3, as amended and supplemented, filed with the Securities and Exchange Commission; provided, however, that the undersigned agrees that the foregoing sentence shall apply to any securities issued by the Company to the undersigned upon such an exercise or conversion.  In addition, the undersigned agrees that, without the prior written consent of Merriman Curhan Ford & Co. on behalf of the Underwriters (which consent may be withheld in its sole discretion), it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

The undersigned agrees that if (a) during the last 18 days of the Restricted Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Restricted Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Restricted Period, the restrictions set forth herein shall continue to apply until the expiration of the 19-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless Merriman Curhan Ford & Co. waives, in writing, such extension.  The undersigned hereby acknowledges and agrees that written notice of any extension of the Restricted Period pursuant to this paragraph will be delivered by Merriman Curhan Ford & Co. to the Company (in accordance with Section 12 of the Underwriting Agreement) and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned.

With respect to the Public Offering, the undersigned waives any registration rights relating to registration under the Securities Act of 1933, as amended, or otherwise, of any Common Stock owned either of record or beneficially by the undersigned, including any rights to receive notice of the Public Offering.

The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a sale or disposition of the Common Stock even if such Common Stock would be disposed of by someone other than the undersigned.  Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put option or put equivalent position or call option or call equivalent position) with respect to any of the Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from such Common Stock.

Notwithstanding the foregoing, the undersigned may transfer shares of Common Stock (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) to the Underwriters pursuant to the Underwriting Agreement, or (iv) in transactions relating to shares of Common Stock acquired by the undersigned in open market transactions after the completion of the Public Offering. For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.  In addition, notwithstanding the foregoing, if the undersigned is a corporation, partnership, limited liability company or other form of business entity, the undersigned may transfer the capital stock of the Company to any wholly-owned subsidiary, partner or member of the undersigned or to an affiliate of the undersigned; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Agreement and there shall be no further transfer of such capital stock except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value.

The undersigned understands that whether or not the Public Offering actually occurs depends on a number of factors, including stock market conditions.  The Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation among the Company and the Underwriters.

The undersigned agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against, and authorizes the Company to cause the transfer agent and registrar to decline, the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

This Agreement shall lapse and become null and void as of the close of business on March 31, 2006, if the closing (excluding the closing of any over-allotment option granted to the Underwriters pursuant to the Underwriting Agreement relating to the Public Offering) of the Public Offering shall not have occurred on or before such time.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into the agreements set forth herein.

The undersigned further understands that this agreement is irrevocable, and that all authority herein conferred or agreed to be conferred shall survive death or incapacity of the undersigned and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

Very truly yours,

Signature

Name (Please print)

EXHIBIT B

(Opinion of Pillsbury Winthrop Shaw Pittman LLP)

Matters to be Covered in the Opinion Of Company Counsel

(i)                                     the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in [                  ];

(ii)                                  each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in [                  ];

(iii)                               the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus in all material repsects;

(iv)                              the shares of Common Stock outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable;

(v)                                 all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims;

(vi)                              the Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights pursuant to (i) the articles of incorporation or by-laws of the Company, (ii) the General Corporation Law of the State of Delaware or (iii) to our knowledge, any agreement to which the Company is a party or by which the Company is bound;

(vii)                           this Agreement has been duly authorized, executed and delivered by the Company;

(viii)                        the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the articles of incorporation or by-laws of the Company or, to the best of such counsel’s knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries listed in Schedule B of this letter, taken as a whole, or, to the best of such counsel’s knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares;

(ix)                                the statements relating to legal matters, documents or proceedings included in (A) the Prospectus under the captions “Business – Legal Proceedings,” (B) the Registration Statement in Item 15, and the descriptions of the Company’s common stock and Series A Participating Preferred Stock Purchase Rights contained in the Company’s Registration Statements on Form 8-A, as amended, and incorporated by reference into the Prospectus, in each case fairly summarize in all material respects such matters, documents or proceedings;

(x)                                   after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

(xi)                                the Company is not, and will not become immediately after the consummation of the transactions contemplated by this Agreement, as a result of the consummation of the transactions contemplated by this Agreement, and application of the net proceeds therefrom as described in the Prospectus, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended; and

(xii)                             the Registration Statement and Prospectus and any further amendments or supplements thereto made by the Company prior to the Closing Date (other than the financial statements, including the notes thereto and related schedules, and the other financial, statistical and accounting data included therein, as to which we express no opinion or statement), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations.

During the course of the preparation of the Registration Statement and the Prospectus, we participated in conferences with officers and other representatives of the Company, the Company’s independent accountants, the Underwriters and the Underwriters’ counsel at which the contents of the Registration Statement and the Prospectus and other related matters were discussed.  Although we are not passing upon and have not independently checked or verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except for the statements referred to in paragraph (ix) above), based on our participation in the preparation of the Registration Statement and the Prospectus as discussed above, no facts have come to our attention that lead us to believe that, as of the effective date of the Registration Statement, the Registration Statement (except as to the financial statements, including the notes thereto and related schedules, and the other financial, statistical and accounting data included therein or that should have been included therein, as to which we are not called upon to and do not advise the Underwriters) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that, as of its date or as of the date hereof, the Prospectus (except in each such case as to the financial statements, including the notes thereto and related schedules, and the other financial, statistical and accounting data included or that should have been included therein, as to which we are not called upon to and do not advise the Underwriters) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading.

EXHIBIT C

(IP Counsel Opinion)

Matters to be Covered in the Opinion of IP Counsel

(i)                                     the Company owns all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by it, and we are not aware of any claim to the contrary or any challenge by any other person to the rights of the Company with respect to the foregoing other than those identified in the Prospectus.

(ii)                                  we are not aware of any legal actions, claims or proceedings pending or threatened against the Company, its manufacturers, suppliers or customers, other than those identified in the Prospectus, alleging the same is infringing or otherwise violating any patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions or trade secrets owned by others.

(iii)                               we have reviewed the descriptions of patents and patent applications under the captions [“Risk Factors — We rely on intellectual property and other proprietary information that may not be protected and that may be expensive to protect.”] and [“Business”] in the Prospectus, and, to the extent they constitute matters of law or legal conclusions, these descriptions are accurate and fairly and completely present the patent situation of the Company.

(iv)                              after review of the file history and our file with respect to patent protection on the Company’s technology, for each patent or patent application described in the Prospectus as being owned by the Company, to our knowledge, as of the date of this opinion, the description of patents and patent applications under the captions [“Risk Factors — We rely on intellectual property and other proprietary information that may not be protected and that may be expensive to protect.”] and [“Business”] in the Prospectus does not contain any untrue statement of material fact and does not omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, including without limitation, by failure to disclose any known material issue with respect to the validity or enforceability of such patents or patents issuing from any such patent applications.

EXHIBIT D

(Opinion of Selling Stockholders’ Counsel)

Matters to be Covered in the Opinion of Selling Stockholders’ Counsel

(i)                                     upon delivery of and payment for the Shares to be sold by the Selling Stockholders as contemplated in the Underwriting Agreement, each of the Underwriters will be the registered owner of such Shares purchased by it from such Selling Stockholders, free of any adverse claim, assuming the Underwriter purchases such Shares for value, in good faith and without notice of any adverse claim, as such terms are defined in the Uniform Commercial Code in effect in the State of California.

(ii)                                  to such counsel’s knowledge, no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Selling Stockholder for the consummation of the transactions contemplated by the Underwriting Agreement, the Custody Agreement and the Power of Attorney in connection with the sale of the Shares sold by the Selling Stockholders, except such as have been obtained and made under the Securities Act and the Exchange Act.

(iii)                               to such counsel’s knowledge, the execution, delivery and performance of the Underwriting Agreement, the Custody Agreement and the Power of Attorney, and the consummation of the transactions therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any organizational document of such Selling Stockholders or statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over such Selling Stockholders.

(iv)                              the Underwriting Agreement, the Deposit Agreement, the Custody Agreement and the Power of Attorney each has been duly authorized, executed and delivered by the Selling Stockholder.

EXHIBIT E

(Form of Opinion of Wilson Sonsini Goodrich & Rosati, P.C.)

Matters to be Covered in the Opinion Of Underwriters’ Counsel

(a)                                  The Company is a corporation duly incorporated under the general corporation law of the State of California.  Based on certificates from public officials, we confirm that the Company is validly existing and in good standing under the laws of the State of California.

(b)                                 The execution, delivery and performance of the Underwriting Agreement have been duly authorized by all necessary corporate action of the Company.

(c)                                  The Company Firm Shares and the Company Option Shares have been duly authorized and are validly issued, fully paid and non-assessable;

We have participated in the preparation of the Registration Statement and the Prospectus, involving, among other things, review and discussion of the contents thereof, discussion and inquiries concerning various legal matters and the review of certain records, documents and proceedings, and participation in conferences with you, counsel to the Selling Stockholder and certain officers and other representatives of the Company, including its independent accountants and legal counsel to the Company, at which the contents of the Registration Statement and the Prospectus (as well as portions of certain of the Incorporated Documents) were discussed, but without independent check or verification of the accuracy or completeness of such information, except as specified herein. On the basis of such consideration, review and discussion, but without independent check or verification, nothing has come to our attention that would lead us to believe that the Registration Statement, together with the Incorporated Documents (except for the financial statements, schedules or other financial or statistical data, in each case which are included or incorporated by reference in such Registration Statement or the Incorporated Documents or omitted therefrom, as to which we make no statement), at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, together with the Incorporated Documents (except for the financial statements, schedules or other financial or statistical data, in each case which are included or incorporated by reference in such Prospectus or Incorporated Documents or omitted therefrom, as to which we make no statement), at the time the Prospectus was issued, or at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

SCHEDULE A

Underwriters

SCHEDULE B

Selling Shareholder